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                          Prudential 20/20 Focus Fund
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                         Supplement dated July 30, 2002

   The information in this supplement supersedes any contrary information that may be contained either in the prospectus to which this supplement relates or in the statement of additional information that corresponds to the Fund.

   1. In the prospectus of the Fund, the section generally entitled 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class,' is modified by the addition of the following information:

            Beginning August 1, 2002, qualified state tuition programs (529 plans) may purchase Class Z shares of the Fund.

   2. At the end of the same section of the prospectus of the Fund listed above, add the following new paragraph.

            Payments to Third Parties for Account Maintenance.
      The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

MF183C1